Exhibit 10.32

1ST CONSTITUTION BANCORP
PERFORMANCE-BASED
RESTRICTED STOCK UNIT AGREEMENT

This PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT (this “Agreement”) is made this ______ day of ______________, 20__ (the “Grant Date”) between 1ST CONSTITUTION BANCORP, a New Jersey corporation (the “Company”) and ___________________________ (the “Participant”). Capitalized terms used in this Agreement but not defined upon their first usage shall have the meanings ascribed to them in the Company’s 2019 Equity Incentive Plan, as it may be amended from time to time (the “Plan”).

1.    Grant of Performance-Based Restricted Stock Units. The Company hereby grants to the Participant performance-based restricted stock units (the “RSUs”), pursuant to the Plan, subject to the terms and conditions of the Plan and this Agreement as in effect from time to time by and among the Company and the Participant. RSUs granted under this Agreement are subject to performance-based vesting. The RSU grant is set forth in Exhibit A to this Agreement.

2.    Incorporation by Reference of the Plan. The Plan is hereby incorporated by reference into this Agreement. The Participant hereby acknowledges receipt of a copy of the Plan and represents and warrants to the Company that the Participant has read and understands the terms and conditions of the Plan. The execution of this Agreement by the Participant constitutes the Participant’s acceptance of and agreement to the terms and conditions of the Plan and this Agreement.

3.    Vesting. Unless the Committee provides for earlier vesting, or unless otherwise provided in any employment agreement or change in control agreement between the Participant and the Company (or any subsidiary thereof), in which case such agreement shall control, and subject to Sections 4 and 9 hereof, the RSUs shall vest upon the certification by the Committee (the “Certification Date”) that the performance measures have been achieved. RSUs shall be converted to Stock, on a one to one basis, or the cash value thereof, as elected by the Participant, and shall be delivered to the Participant within thirty (30) days following the Certification Date. The election discussed in the preceding sentence shall be made prior to the Valuation Date (defined below), and in the absence of an election, a deemed cash election shall be presumed. The cash value of a share of Stock shall be determined for this purpose as of the anniversary of the Grant Date following the applicable performance period (the “Valuation Date”). Performance measures are set forth in Exhibit B of this Agreement. Notwithstanding anything else herein to the contrary, in the event that the performance period for an RSU has expired without attainment of the object performance metrics, such RSUs shall be forever expired and forfeited.

4.    Termination Provisions.

(a)    Termination of Employment Upon Death or Disability. Unless otherwise provided in any employment agreement or change in control agreement between the Participant and the Company (or any subsidiary thereof), in which case such agreement shall control, upon termination of the Participant’s employment with the Company or its subsidiaries or affiliates by reason of death or disability (as determined by the Committee), a prorated portion of the number of RSUs shall become vested, but only if the Committee determines that the performance measures have been achieved at the end of the applicable performance period. The prorated portion shall be determined by calculating the number of complete months of employment between the start date of the applicable performance period and the date of termination of employment, divided by the number of months in the applicable performance period, multiplied by the number of RSUs earned, if any. Vested RSUs shall be converted to Stock, on a one to one basis, or the cash value thereof, as elected by the Participant or his or her estate or other representative, and shall be delivered to the Participant or his or her estate, as applicable, within thirty (30) days following the Certification Date. The election discussed in the preceding sentence shall be made by the Participant or his or her estate or other representative prior to the Valuation Date, and in the absence of an election, a deemed cash election shall be presumed. The cash value of a share of Stock, for this purpose, shall be determined as of the Valuation Date. Notwithstanding the prior sentences, payment shall be delayed until the first day of the seventh month following termination of employment, if necessary to comply with the requirements of Section 409A of the Internal Revenue Code. Any RSUs that do not vest upon the Participant’s death or disability or upon Committee certification of performance shall be forfeited automatically and immediately.

(b)    Termination of Employment Upon Retirement. Unless otherwise provided in any employment agreement or change in control agreement between the Participant and the Company (or any subsidiary thereof), in which case such agreement shall control, upon termination of the Participant’s employment with the Company or its subsidiaries or affiliates because of the Participant’s retirement, a prorated portion of the number of RSUs shall become vested, but only if the Committee determines that the performance measures have been achieved at the end of the applicable performance period. For this purpose, “Retirement” shall mean a voluntary termination of employment on or after attainment of age [insert]. The prorated portion shall be determined by calculating the number of complete months of employment between the start date of the applicable performance period and the date of termination of employment, divided by the number of months in the applicable performance period, multiplied by the number of RSUs earned, if any. Vested RSUs shall be converted to Stock, on a one to one basis, or the cash value thereof, as elected by the Participant, and shall be delivered to the Participant within thirty (30) days following the Certification Date. The election discussed in the preceding sentence shall be made prior to the Valuation Date, and in the absence of an election, a deemed cash election shall be presumed. The cash value of a share of Stock, for this purpose, shall be determined as of the Valuation Date. Any RSUs that do not vest upon the Participant’s retirement or upon Committee certification of performance shall be forfeited automatically and immediately.

(c)    Termination of Employment For Other Reasons. Unless otherwise provided in any employment agreement or change in control agreement between the Participant and the Company (or any subsidiary thereof), in which case such agreement shall control, upon termination of the Participant’s employment with the Company or its subsidiaries or affiliates for any reason, other than death, disability or retirement, all unearned and unvested RSUs will be forfeited automatically and immediately.

5.    Tax Withholding Obligations. In order to satisfy any withholding or similar tax requirements relating to the RSUs, the Company has the right to deduct or withhold from any payroll or other payment to a Participant, or require the Participant to remit to the Company, an appropriate payment or other provision, which may include the withholding of Shares.

6.    Change in Control. Unless otherwise provided in any employment agreement or change in control agreement between the Participant and the Company (or any subsidiary thereof), upon a Change in Control, if the successor entity assumes this Agreement, RSUs will be subject to the provisions of Section 8(a)(iii) of the Plan. If, upon a Change in Control, this Agreement is not assumed by the successor entity, then RSUs will be subject to the provisions of Section 8(b) of the Plan

7.    No Employment Rights. Nothing in this Agreement will confer upon the Participant any right to continued employment with the Company or its subsidiaries or affiliates or affect the right of the Company to terminate the employment of the Participant at any time for any reason.

8.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date and year first above written.

1ST CONSTITUTION BANCORP

By:    ________________________________
Robert F. Mangano
President/CEO

PARTICIPANT:

______________________________________
[NAME]

EXHIBIT A
Performance-Based Restricted Stock Unit (RSU) Awards

Granted To:    _______________________

Award Date:    xx/xx/2019

Target Number of RSUs Granted:         xxx

Vesting of Award
Except as otherwise provided, subject to achievement of the performance measures set forth in Exhibit B, vesting will occur on [DATE], or if later, the date of certification by the Committee of the level of performance achieved as measured against the pre-established performance measures.

RETAIN THIS NOTIFICATION AND YOUR PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT WITH YOUR IMPORTANT DOCUMENTS AS A RECORD OF THIS AWARD.

Subject to the terms and conditions of the 1st Constitution Bancorp’s 2019 Equity Incentive Plan (the “Plan”), you have been granted an award in the form of Performance-Based Restricted Stock Units. Except as otherwise provided, your RSUs will vest only in accordance with the attainment of performance goals as outlined in Exhibit B, your continuous employment with 1st Constitution Bancorp through the applicable dates of vesting, and the terms of the Plan and your Award Agreement.
Please review the spelling of your name and address. If any of this information is incorrect, please contact the [contact] at [phone number].

EXHIBIT B
Performance Measures